UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 28, 2024

Date of Report (Date of earliest event reported)

International Media Acquisition Corp.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40687	86-1627460
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1604 US Highway 130 North Brunswick, NJ	08902
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 960-3677

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares	IMAQ	The Nasdaq Stock Market LLC
Warrants	IMAQW	The Nasdaq Stock Market LLC
Units	IMAQU	The Nasdaq Stock Market LLC
Rights	IMAQR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendments to Promissory Notes

As previously disclosed in the Current Report on Form 8-K filed by International Media Acquisition Corp. (“IMAQ” or the “Company”) with the SEC on January 31, 2024, IMAQ issued an unsecured promissory note to JC Unify Capital (Holdings) Limited (“JC Unify”), dated as of January 31, 2024 (the “Promissory Note A”).

As previously disclosed in the Current Report on Form 8-K filed by IMAQ with the SEC on February 27, 2024, IMAQ issued two unsecured promissory notes to JC Unify, dated as of February 27, 2024 (the “Promissory Note B”), and February 27, 2024 (the “Promissory Note C”, together with Promissory Note A and Promissory Note B, the “Prior Notes”).

On June 28, 2024, IMAQ entered into amendments to the Prior Notes (the “Amendments to the Promissory Notes”) with JC Unify. Pursuant to the Amendments to the Promissory Notes, JC Unify has the right to convert the Prior Notes into units consisting of one share of Common Stock of the Company and one right to receive one-twentieth of one share of Common Stock of the Company (together, the “Conversion Securities”), with no fractional Conversion Securities to be issued upon conversion, and the Prior Notes to be converted immediately prior to the closing of the Business Combination. The Amendments to the Promissory Notes also amended the events of default, so that the failure of IMAQ to issue Conversion Securities constitutes a failure to make required payments, constituting an event of default.

The foregoing description of the Amendments to the Promissory Notes is qualified in its entirety by reference to the full text of the Amendments to the Promissory Notes, copies of which are filed with this Current Report on Form 8-K as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02.

Item 9.01 Exhibits

Exhibit No.	Description
10.1	Amendment to Promissory Note, dated June 28, 2024, by and among IMAQ and JC Unify Capital (Holdings) Limited
10.2	Amendment to Promissory Note B, dated June 28, 2024, by and among IMAQ and JC Unify Capital (Holdings) Limited
10.3	Amendment to Promissory Note C, dated June 28, 2024, by and among IMAQ and JC Unify Capital (Holdings) Limited
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 1, 2024

INTERNATIONAL MEDIA ACQUISITION CORP.

By:	/s/ Shibasish Sarkar
Name:	Shibasish Sarkar
Title:	Chief Executive Officer

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